                                                                    Exhibit 25.1

                                    FORM T-1

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                ----------------

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b) (2) ___

                                ----------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

                                ----------------

               New York                                  13-5160382
        (State of incorporation                       (I.R.S. Employer
        if not a national bank)                     Identification No.)
            One Wall Street                                10286
            New York, N.Y.                               (Zip Code)
(Address of principal executive offices)

                                ----------------

                                 ADVANCE STORES
                              COMPANY, INCORPORATED
               (Exact name of obligor as specified in its charter)

                                ----------------

               Virginia                                  54-0118110
    (State or other jurisdiction of                   (I.R.S. Employer
    incorporation or organization)                  Identification No.)

                                5673 Airport Road
                             Roanoke, Virginia 24012
               (Address of obligor's principal executive offices)

                                ----------------

                   10 1/4% Senior Subordinated Notes due 2008
                       (Title of the indenture securities)

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

1.   General information. Furnish the following information as to the Trustee:
     -------------------

     (a) Name and address of each examining or supervising authority to which it is subject.

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               Name                                   Address
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Superintendent of Banks of the State of      2 Rector Street
New York                                     New York, N.Y. 10006, and
                                             Albany, N.Y. 12203

Federal Reserve Bank of New York             33 Liberty Plaza,
                                             New York, N.Y. 10045

Federal Deposit Insurance Corporation        Washington, D.C. 20429

New York Clearing House Association          New York, New York 10005

     (b)  Whether it is authorized to exercise corporate trust powers.

          Yes.

     2.   Affiliations with the Obligor.
          -----------------------------

          If the obligor is an affiliate of the trustee, describe each such affiliation.

          None

    16.   List of Exhibits.
          ----------------

          Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 and rule 24 of the Commission's Rules of Practice.

          1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1, filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)


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4.   A copy of the existing By-Laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019).

6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                       SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 16th day of January, 2002.

                                       THE BANK OF NEW YORK


                                       By: /s/ Louis P. Young
                                           -------------------------------------
                                           Louis P. Young
                                           Authorized Signer

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

                                                                       EXHIBIT 7

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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business September 30, 2001, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


                                                                        Dollar Amounts
                          ASSETS                                         In Thousands

Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin .................   $ 3,238,092
  Interest-bearing balances ..........................................     5,255,952
Securities:
  Held-to-maturity securities ........................................       127,193
  Available-for-sale securities ......................................    12,143,488
Federal funds sold and Securities purchased under agreements to resell       281,677
  Loans and leases held for sale .....................................           786
  Loans and leases, net of unearned income ...........................    46,206,726
  LESS:  Allowance for loan and lease losses .........................       607,115
  Loans and leases, net of unearned income and allowance .............    45,599,611
Trading Assets .......................................................     9,074,924
Premises and fixed assets (including capitalized leases) .............       783,165
Other real estate owned ..............................................           935
Investments in unconsolidated subsidiaries and associated companies ..       200,944
Customers' liability to this bank on acceptances outstanding .........       311,521
Intangible assets
  Goodwill ...........................................................     1,546,125
  Other intangible assets ............................................         8,497
Other assets .........................................................     8,761,129
                                                                         ===========
Total assets .........................................................    87,334,039
                                                                         ===========
LIABILITIES
Deposits:
  In domestic offices ................................................    28,254,986
  Noninterest-bearing ................................................    10,843,829
  Interest-bearing ...................................................    17,411,157
  In foreign offices, Edge and Agreement subsidiaries, and IBFs ......    31,999,406

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

                                                                             Dollar Amounts
                              ASSETS                                          In Thousands
  Noninterest-bearing .....................................................    1,006,193
  Interest-bearing ........................................................   30,993,213
Federal funds purchased and securities sold under agreements to repurchase     6,004,678
Trading liabilities .......................................................    2,286,940
Other borrowed money:
  (includes mortgage indebtedness and obligations under capitalized leases)    1,845,865
Bank's liability on acceptances executed and outstanding ..................      440,362
Subordinated notes and debentures .........................................    2,196,000
Other liabilities .........................................................    7,607,267
                                                                              ----------
Total liabilities .........................................................   80,635,504
                                                                              ==========
EQUITY CAPITAL
Common stock ..............................................................    1,135,284
Surplus ...................................................................    1,050,729
Retained earnings .........................................................    4,436,230
Accumulated other comprehensive income ....................................       76,292
Other equity capital components ...........................................            0
                                                                              ----------
Total equity capital ......................................................    6,698,535
                                                                              ----------
Total liabilities and equity capital ......................................   87,334,039
                                                                              ==========

     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                       Thomas J. Mastro,
                                       Senior Vice President and Comptroller

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi
Gerald L. Hassell                   Directors
Alan R. Griffith

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